ADOPTION AGREEMENT FOR

                   MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                     NON-STANDARDIZED 401(K) PROFIT SHARING
                                 PLAN AND TRUST

                   The undersigned Employer adopts the Mutual Life Insurance Company of New York Non-Standardized 401(k) Profit Sharing Plan for those Employees who shall qualify as Participants hereunder, to be known as the

                   Deferred Salary Profit-Sharing Thrift Plan for Employees of North Valley Bancorp and its Affiliates, including
                A1 North Valley Bank
                   -------------------------------------------------------------
                                    (Enter Plan Name)

It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:

CAUTION: The failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

B1     Name of Employer North Valley Bancorp
                        --------------------------------------------------------

                        --------------------------------------------------------

B2     Address    P.O. Box 994630
                  --------------------------------------------------------------
                        Redding,             CA,                           96099
                  ---------------------    ------                         ------
                          City              State                           Zip

       Telephone 916-221-7010
                 ----------------------

B3     Employer Identification Number                           94 - 2751350
                                                                --   -----------
B4     Date Business Commenced December 5, 1980
                               -------------------

Copyright  1990-N  Mutual Life  Insurance  Company of New York Amended April 15,
1992


                                                                  Exhibit 10(hh)

B5    TYPE OF ENTITY

            a. ( ) S Corporation
            b. ( ) Professional Service Corporation
            c. (X) Corporation
            d. ( ) Sole Proprietorship
            e. ( ) Partnership
            f. ( ) Other
                        --------------------------------------------------------

            AND, is the Employer a member of. . .

                g. a controlled group? (X) Yes ( ) No
                h. an affiliated service group?    (X) Yes  ( ) No

B6    ( ) NAME(S) OF TRUSTEE(S)    a.
                                     -------------------------------------------
                                   b.
                                     -------------------------------------------
                                   c.
                                     -------------------------------------------
      (X) Not applicable.     Plan assets invested solely in Contracts.

B7    TRUSTEES' ADDRESS

      a. ( ) Use Employer Address

      b. (X) Not Applicable

      c. ( )
             -------------------------------------------------------------------
                                         Street
             --------------------,       ---------------         ---------------
                    City                      State                     Zip

B8     LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:

            a. (X) state b. ( ) commonwealth of c.  California
                                                  ------------------------------
            and this Plan and Trust shall be governed under the same.

B9    EMPLOYER FISCAL YEAR means the 12 consecutive month period:

      Commencing on a.    January     1st               (e.g., January lst)
      and              --------------------------------
                           month      day

      ending on b.       December     31st            .
                   -----------------------------------
                          month       day

PLAN INFORMATION

C1          EFFECTIVE DATE

            This Adoption Agreement of the Mutual Life Insurance Company of New York Non-Standardized 401(k) Profit Sharing Plan and Trust shall:

      a. ( ) establish a new Plan and Trust effective as of ___________________ (hereinafter called the "Effective Date").

      b. (X) Constitute an amendment and restatement in its entirety of a previously established qualified Plan and Trust of the Employer which was effective January 1, 1984 (hereinafter called the
                                    ----------------- "Effective  Date"). Except
              as specifically provided in the Plan, the effective date of this amendment and restatement is January 1, 1994.

         (X) TRA '86 amendment and restatement.

C2     PLAN YEAR means the 12 consecutive month period:

             Commencing on a.    January         1st         (e.g., January lst)
                             -------------------------------
             and ending on b. December 31st                  .
                             -------------------------------
IS THERE A SHORT PLAN YEAR?

                       c. (x) No
                       d. ( ) Yes, beginning                                 and
                                            --------------------------------
                              ending                                          .
                                     -----------------------------------------

C3     ANNIVERSARY DATE of Plan (Annual Valuation Date)

       a.       December        31 st
          ----------------------------
                 month           day

C4     PLAN NUMBER assigned by the Employer (select one)

       a.  ( ) 001   b. (X) 002   c. ( ) 003   d. ( ) Other           .
                                                            ----------

C5 NAME OF PLAN ADMINISTRATOR (Document provides for the Employer to appoint an Administrator. If none is named, the Employer will become the Administrator.)

            a. (X) Employer (Use Employer Address)

            b. ( ) Name
                       ---------------------------------------------------------

                   Address
                          ------------------------------------------------------

                   ------------------------,   ----------------       ----------
                             City                   State                Zip

                   Telephone
                            -----------------------------------

                   Administrator's I.D. Number                  -
                                              -----------------   --------------

C6    PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS

            a. (X)  Employer (Use Employer Address)

            b. ( )  Name
                        --------------------------------------------------------

                    Address
                           -----------------------------------------------------

                    --------------------------,     ----------------    --------
                               City                       State           Zip

ELIGIBILITY, VESTING AND RETIREMENT AGE

D1          ELIGIBLE EMPLOYEES (Plan Section 1.16) shall mean:

            a.    (X)  all   Employees  who  have   satisfied  the   eligibility
                       requirements.
            b.    (  ) all  Employees   who  have   satisfied  the   eligibility
                       requirements except those checked below:

                  1.    ( ) Employees paid by commissions only.
                  2.    ( ) Employees hourly paid.
                  3.    ( ) Employees paid by salary.
                  4.    ( ) Employees   whose   employment   is  governed  by  a
                            collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.
                  5.    ( ) Highly Compensated Employees.
                  6.    ( ) Employees who are  non-resident  aliens who received
                            no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a) (3)).
                  7.    ( ) Other
                                 -----------------------------------------------

            NOTE: For purposes of this section,  the term Employee shall include all Employees of this Employer and any leased employees deemed to be Employees under Code Section 414(n) or 414(o).

D2          EMPLOYEES OF AFFILIATED  EMPLOYERS  (Plan Section 1.17)

            Employees of Affiliated Employers:

            a.    ( ) will not or N/A
            b.    (X) will

            be treated as Employees of the Employer adopting the Plan.

            NOTE: If D2b is elected,  each  Affiliated  Employer  should execute this Adoption Agreement as a Participating Employer.

D3 HOURS OF SERVICE (Plan Section 1.35) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.

            a.    (X) On the basis of actual hours for which an Employee is paid or entitled to payment.
            b.    ( ) On the basis of days worked.  An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
            c.    ( ) On the basis of weeks worked. An Employee will be credited forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
            d.    ( ) On the basis of semi-monthly  payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
            e.    ( ) On the  basis  of  months  worked.  An  Employee  will  be credited with one hundred 'ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

D4 YEARS OF SERVICE (Plan Section 1.78) will be based on the applicable computation periods selected below. The computation periods will be applied to all Employees covered under the Plan (check either 1 or 2 in a and b below.)

            a.    Eligibility computation period

                  1     ( ) Plan Years  after  initial  eligibility  computation
                            period.
                  2     (X) Begins   on   employment    commencement   date   or
                            re-employment commencement date and anniversaries of employment commencement date or re-employment commencement date, as applicable.

             b. Vesting computation period

                  1     ( ) Begins on first day of Plan Year.
                  2     (X) Begins   on   employment    commencement   date   or
                            re-employment commencement date and anniversaries of emp1oyment commencement date and re-emp1oyment commencement date, as applicable.

D5          BREAK IN SERVICE

            a     ( ) Pre-break and  post-break in service  contingent on number of years of break in service (Plan Section 5.4(g)(3)).

            b.    (X) All Years of Service  counted for vesting and  eligibility
                      (Plan Section 5.4(g)(4)).

D6 CONDITIONS OF ELIGIBILITY (Plan Section 3.1) (Check either a OR b and c, and if applicable, d)

            Any Eligible Employee will be eligible to participate in the Plan if
            such   Eligible   Employee  has   satisfied   the  service  and  age
            requirements, if any, specified below:

            a.    ( ) NO AGE OR SERVICE REQUIRED.

            b.    (X) SERVICE REQUIREMENT (may not exceed 1 year)

                  1.    ( ) None
                  2.    ( ) 1/2 Year of Service
                  3.    (X) 1 Expected Year of Service. May enter the Plan after
                            the following actual months of service:

                        (a).  (X) 6 months
                        (b).  ( ) Other
                                       -----------------------------------------
                                   (must be less than 1 year)

                  4.    ( ) 1 Year of service
                  5.    ( ) Other
                                 -----------------------------------------------

            NOTE: If the Year(s) of Service selected is or includes a fractional year (other than Expected Year of Service), an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.

            c.    (X) AGE REQUIREMENT (may not exceed 21)

                  1.    ( ) N/A- No Age Requirement.
                  2.    ( ) 20 1/2
                  3.    (X) 21
                  4.    ( ) Other

            d.    ( ) FOR NEW PLANS ONLY - Regardless of any of the above age or service requirements, any Eligible Employee who was employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date.

D7 EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2) An Eligible Employee shall become a Participant as of:

            a.    ( ) the  first  day of the  Plan  Year  in  which  he met  the requirements.
            b.    ( ) the  first  day of the  Plan  Year  in  which  he met  the requirements, if he met the requirements in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if he met the requirements in the last 6 months of the Plan Year.
            c.    (X) the earlier of the first day of the  seventh  month or the first day of the Plan Year coinciding with or next following the date on which he met the requirements.
            d.    ( ) the first day of the Plan Year next  following the date on which he met the requirements. (Eligibility must be 6 months of service or less and age 20 1/2 or less. )
            e.    ( ) the  first  day of  the  month  coinciding  with  or  next following the date on which he met the requirements.
            f.    ( ) Other:
                           -----------------------------------------------------
                      provided that an Employee who has satisfied the maximum age and service requirements that are permissible in
                      Section D6 above and who is otherwise entitled to Participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

D8          VESTING OF PARTICIPANT'S INTEREST (Plan Section 5.4 (b))

            The vesting schedule, based on number of Years of Service, shall be as follows:

            a.    ( ) 100%  upon  entering   Plan.   (Required  if   eligibility
                      requirement is thereater than one ( 1 ) Year o f Service.)

            b.    ( )    0-2 years                  0%               c.    ( )    0-4 years                  0%
                           3 years                100%                              5 years                100%

            d.    ( )    0-1 year                   0%               e.    (X)      1 year                  25%
                           2 years                 20%                              2 years                 50%
                           3 years                 40%                              3 years                 75%
                           4 years                 60%                              4 years                100%
                           5 years                 80%
                           6 years                100%

            f.    ( )      1 year                  20%               g.    ( )    0-2 years                  0%
                           2 years                 40%                              3 years                 20%
                           3 years                 60%                              4 years                 40%
                           4 years                 80%                              5 years                 60%
                           5 years                100%                              6 years                 80%
                                                                                    7 years                100%

            h.    ( ) Other - Must be at  least  as  liberal  as  either  c or g above.


                 Years of Service                                Percentage

                  --------------                                -------------
                  --------------                                -------------
                  --------------                                -------------
                  --------------                                -------------
                  --------------                                -------------
                  --------------                                -------------
                  --------------                                -------------

D9        FOR AMENDED PLANS (Plan Section 5.4(f))

            a.    (X) Vesting schedule has not been amended.

            b.    ( ) Vesting  schedule  has been  amended and  amended  vesting schedule is more favorable in all years.

                  1.    ( )  Amended  effective  for all  Employees  who have at
                             least  one  Hour  of   Service  in  any  Plan  Year
                             beginning after December 31, 1988.
                  2.    ( )  Other effective date                              .
                                                 ------------------------------

            c.    ( ) Vesting  schedule  has been  amended  to a less  favorable schedule.

                  1.    ( ) Effective Date                                     .
                                          -------------------------------------

                  2.    ( ) Pre-amended schedule

                            Years of Service                      Percentage

                           --------------                       -------------%
                           --------------                       -------------%
                           --------------                       -------------%
                           --------------                       -------------%
                           --------------                       -------------%
                           --------------                       -------------%
                           --------------                       -------------%

D10 TOP HEAVY VESTING (Plan Section 5.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective. date of Code Section 416 and/or before the Plan became a Top Heavy Plan.

            a.    (X) N/A (D8a, b, d, e or f was selected)

            b. ( )    0-1 year                    0%      c. ( ) 0-2 years    0%
                        2 years                  20%               3 years  100%
                        3 years                  40%
                        4 years                  60%
                        5 years                  80%
                        6 years                 100%

            d. ( )    0-1 year                    %
                               ----------------
                        2 years                   %
                               ----------------
                        3 years                   %
                               ----------------
                        4 years                   %
                               ----------------
                        5 years                   %
                               ----------------
                        6 years                   %
                               ----------------
            (If "d" is selected, it must be at least as favorable as "b" or "c")

            NOTE: This  section  does not apply to the  account  balances of any
                  Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

Dll VESTING (Plan Section 5.4(h)) In determining Years of Service for vesting purposes, Years of Service attributable to the following shall be EXCLUDED:

            a.    (X) Service  prior  to the  Effective  Date of  the  Plan or a predecessor plan.

            b.    ( ) N/A

            c.    ( ) Service prior to the time an Employee attained age 18.

            d.    (X) N/A

D12         PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER



            a.    (X) No.
            b.    ( ) Yes: Years of Service  with
                                                  -----------------------------
                      shall be recognized for the purpose of this Plan.

            NOTE: If the  predecessor  Employer  maintained this qualified Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.78 and b must be marked.

D13         NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.46) means:

            a.    (X) the date a Participant attains his 65th birthday.  (not to exceed 65th)
                             ----
            b.    ( ) the later of the date a  Participant  attains his
                                                                        -------
                      birthday  (not to  exceed  65th) or the c.
                                                                 ---------------
                      (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

D14         NORMAL RETIREMENT DATE (Plan Section 1.47) shall commence:

            a.    ( ) as of the Participant's "NRA".
                    OR    (must select b or c AND 1. or 2.)
            b.    (X) as of the first day of the month. . .
            c.    ( ) as of the Anniversary Date. . .

                  1.    (X) coinciding with or next following the  Participant's
                            "NRA".
                  2.    ( ) nearest the Participant's "NRA".

D15         EARLY RETIREMENT DATE (Plan Section 1.13) means the:


            a.    ( ) No Early Retirement provision provided.
            b.    (X) date on which a Participant . . .
            c.    ( ) first day of the month  coinciding  with or next following the date on which a Participant . . .
            d.    ( ) Anniversary  Date  coinciding  with or next  fol1owing the date on which a Participant . . .

            AND,  if b, c or d was selected . . .
                  1.    (X) attains his 55 birthday and has
                  2.    (X) completed at least 4 Years of Service.

CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

E1          a.  415  COMPENSATION  (Plan  Section  1.31)  with  respect  to  any
                Participant means:

            1.    ( ) Standard 415 Compensation
            2.    ( ) Form W-2 Box 10 Compensation
            3.    (X) Federal Income Tax Withholding Compensation

            NOTE: If  Plan   has   Self-Employed   Individuals,   Standard   415
                  Compensation must be checked.

            b. For non-integrated plans, Compensation (Plan Section 1.9) shall exclude (select all that apply):

                  1.    (X) N/A. No exclusion
                  2.    ( ) overtime
                  3.    ( ) bonuses
                  4.    ( ) commissions
                  5.    ( ) other
                                 -----------------------------------

            NOTE: If b.1 is selected, it satisfies a 414(s) safe harbor.

            c. FOR PURPOSES OF THIS SECTION E1, Compensation shall be based on:

                  1.    (X) the Plan Year.
                  2.    ( ) the Fiscal Year coinciding with or ending within the
                            Plan Year.
                  3.    ( ) the Calendar Year  coinciding  with or ending within
                            the Plan Year.

                  NOTE: The  Limitation  Year  shall  be the same as the year on which Compensation is based.

           d. HOWEVER, for an Employee's first year of participation, Compensation shall be recognized as of-

                  1.    ( ) the first day of the Plan Year.
                  2.    (X) the date the Participant entered the Plan.

            e. (X) IN ADDITION, COMPENSATION and "414(s) Compensation" shall include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a) (8), 402(h) (1) (B), and 403(b).

E2          SALARY REDUCTION  ARRANGEMENT - ELECTIVE  CONTRIBUTION (Plan Section
            10.2 ) Each Employee may elect to have his Compensation reduced by:

            a.    ( )                    %
                     --------------------
            b.    ( ) up to                  %
                           ------------------
            c.    (X) from   1 %  to   20   %
                          ------     -------
            d.    ( ) up to the maximum  percentage  allowable not to exceed the limits of Code Sections 401(k), 404 and 415.

            AND ...

            e.    (X) A Participant may elect to commence salary reduction as of
                      January  1st and July  1st  (ENTER  AT  LEAST  ONE DATE OR
                      --------------------------
                      PERIOD). A Participant may modify the amount of salary reductions as of once every three months (ENTER AT LEAST
                                        ----------------------
                      ONE DATE OR PERIOD).
            AND ...

            Shall cash bonuses paid within 2/ 1/2 months after the end of the Plan Year be subject to the salary reduction election?

            f. ( ) Yes
            g. (X) No

E3          FORMULA  FOR  DETERMINING  EMPLOYER'S MATCHING  CONTRIBUTION   (Plan
            Section 10.1(b))

            a.    ( ) N/A. There shall be no matching contributions.
            b.    (X) The Employer  shall make matching  contributions  equal to
                      25% (e.g. 50%) of the Participant's salary reductions.
                      ---
            c.    ( ) The Employer may make  matching  contributions  equal to a discretionary percentage, to be determined by the Employer, of the Participant's salary reductions.
            d.    ( ) The Employer  shall make matching  contributions  equal to the sum of _________% of the portion of the Participant's salary reduction which does not exceed ________% of the Participant's Compensation plus __________% of the portion of the Participant's salary reduction which exceeds _________% of the Participant's Compensation, but does not exceed _________% of the Participant's Compensation.
            e.    ( ) The Employer  shall make matching  contributions  equal to the percentage determined under the following schedule:

                  Participant's Total                 Matching Percentage
                   Years of Service

                     -------------                      ---------------

                     -------------                      ---------------

                     -------------                      ---------------


            f.    ( ) Other
                           -----------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

            FOR PLANS WITH MATCHING CONTRIBUTIONS

            g.    (X) Matching  contributions  h. ( ) shall i. (X)  shall not be used in satisfying the deferral percentage tests. (If used, full vesting and restrictions on withdrawals will apply and the match will be deemed to be an Elective Contribution).
            j.    (X) Shall a Year of Service be  required  in order to share in the matching contributions?

                  With respect to Plan Years beginning after 1989 . . .
                        1.       ( ) Yes (Could  cause  Plan to violate  minimum
                                     participation  and  coverage   requirements
                                     under Code Sections 401(a)(26) and 410)
                        2.       (X) No

                  With respect to Plan Years beginning before 1990 . . .
                        1.       ( ) N/A New  Plan or  same as  years  beginning
                                     after 1989.
                        2.       ( ) Yes
                        3.       ( ) No

            k.    (X) In  determining   matching   contributions,   only  salary
                      reductions up to 5% of a Participant's  Compensation  will
                      be   matched.   --- 1. ( ) N/A
            m.    ( ) The matching  contribution made on behalf of a Participant
                      for any Plan Year shall not exceed $       . n. (X) N/A
                                                          -------
            o.    (X) Matching contributions shall be made on behalf of
                      1. (X) all Participants.
                      2. ( ) only Non-Highly Compensated Employees.

E4 WILL A DISCRETIONARY EMPLOYER CONTRIBUTION BE PROVIDED (OTHER THAN A DISCRETIONARY MATCHING OR QUALIFIED NON-ELECTIVE CONTRIBUTION) (Plan
            Section 10.1(c))?

            a.    ( ) No.
            b.    ( ) Yes, the Employer  may make a  discretionary  contribution out of its current or accumulated Net Profit.
            c.    (X) Yes, the Employer  may make a  discretionary  contribution which is not limited to its current or accumulated Net Profit.

            IF YES (b. or c. is selected above), the Employer's discretionary contribution shall be allocated as follows:

            d. (X) FOR A NON-INTEGRATED PLAN

            The Employer discretionary contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

            e. ( ) FOR AN INTEGRATED PLAN

            The Employer discretionary contribution for the Plan Year shall be allocated in accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

                  f.    ( ) The Taxable Wage Base.
                  g.    ( ) The  greater of $10,000 or 20% of the  Taxable  Wage
                            Base.
                  h.    ( )        % of the Taxable Wage Base.  (See Note below)
                           --------
                  i.    ( ) $                       . (see Note below)
                             ----------------------
                  j.    ( ) Effective                       .
                                     ----------------------

            (For  TRA  '86  restatements,   "Effective"  is  the  later  of  the
             Effective Date or the first day of the 1989 Plan Year)

            NOTE: The integration percentage of 5.7% shall be reduced to:

                  1. 4.3% if h. or i. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
                  2. 5.4% if h. or i. above is less than 100% and more than 80% of the Taxable Wage Base.

E5          QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 10.1(d))

            a.    (X) N/A.   There   shall   be   no   Qualified    Non-Elective
                      Contributions  except as provided  in Section  10.5(b) and
                      10.7 (h).
            b.    ( ) The   Employer   shall  make  a   Qualified   Non-Elective
                      Contribution equal to ________% of the total Compensation of all Participants eligible to share in the allocations.
            c.    ( ) The   Employer   may   make   a   Qualified   Non-Elective
                      Contribution   in  an  amount  to  be  determined  by  the
                      Employer.

E6.         FORFEITURES (Plan Section 4.3(e))

            a.    Forfeitures contributions shall be . . .

                  1.    ( ) N/A. Contributions are fully Vested.
                  2.    (X) used to reduce Employer's contribution.
                  3.    ( ) allocated to all  Participants  eligible to share in
                            the   allocations   in   proportion   to  each  such
                            Participant's Compensation for the year.

E7 ALLOCATIONS TO ACTIVE PARTICIPANTS (Plan Section 4.3) With respect to Plan Years beginning after 1989, a Participant . . .

                  a.    ( ) shall (Plan may become discriminatory)
                  b.    (X) shall not

                  be required to complete a Year of Service in order to share in any Non-Elective Contributions (other than matching contributions) or Qualified Non-Elective Contributions. For Plan Years beginning before 1990, the Plan provides that a Participant must complete a Year of Service to share in the allocations.

E8          ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4.3(k))

            Any Participant who terminated employment during the Plan Year (i.e. not actively employed on the last day of the Plan Year) for reasons other than death, Total and Permanent Disability or retirement:

            a. With respect to Employer Non-Elective Contributions (other than matching), Qualified Non-Elective Contributions, and
                  Forfeitures:

                  1.    For Plan Years beginning after 1989,

                        i.       ( ) N/A,   Plan  does  not   provide  for  such
                                     contributions.
                        ii.      ( ) shall share in the allocations,  regardless
                                     of Hours of Service.
                        iii.     ( ) shall  share  in the  allocations  provided
                                     such  Participant  completed  more than 500
                                     Hours of Service.
                        iv.      ( ) shall  share in such  allocations  provided
                                     such   Participant   completed  a  Year  of
                                     Service.
                        v.       (X) shall  not   share  in  such   allocations,
                                     regardless of Hours of Service.

                  2.    For Plan Years beginning before 1990,

                        i.       ( ) N/A,  new Plan,  or same as for Plan  Years
                                     beginning after 1989.
                        ii.      ( ) shall  share in such  allocations  provided
                                     such   Participant   completed  a  Year  of
                                     Service.
                        iii.     ( ) shall  not   share  in  such   allocations,
                                     regardless of Hours of Service.

                  NOTE: If a.1  iv or v is  selected,  the  Plan  could  violate minimum participation and coverage requirements under Code Sections 401(a)(26) and 410.

            b.    With   respect  to  the   allocation   of  Employer   Matching
                  Contributions, a Participant:

                  1.    For Plan Years beginning after 1989,

                        i.       ( ) N/A,  Plan does not  provide  for  matching
                                     contributions.
                        ii.      (X) shall share in the allocations,  regardless
                                     of Hours of Service.
                        iii.     ( ) shall  share  in the  allocations  provided
                                     such  Participant  completed  more than 500
                                     Hours of Service.
                        iv.      ( ) shall  share in such  allocations  provided
                                     such   Participant   completed  a  Year  of
                                     Service.
                        v.       ( ) shall  not   share  in  such   allocations,
                                     regardless of Hours of Service.

                  2.    For Plan Years beginning before 1990,

                        i.       ( ) N/A, new Plan,  or same as years  beginning
                                     after 1989.
                        ii.      ( ) shall share in the allocations,  regardless
                                     of Hours of Service.
                        iii.     ( ) shall  share in such  allocations  provided
                                     such   Participant   completed  a  Year  of
                                     Service.
                        iv.      ( ) Shall  not   share  in  such   allocations,
                                     regardless of Hours of Service.

                  NOTE: If  b.l.iv  or v is  selected,  the Plan  could  violate minimum participation and coverage requirements under Code Section 401(a)(26) and 410.

E9          LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)

            a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

                  1.    ( ) N/A.
                  2.    (X) The  provisions  of Section  4.4(b) of the Plan will
                            apply as if the other plan were a master or Prototype Plan.
                  3.    ( ) Provide the method  under which the Plans will limit
                            total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

                            ----------------------------------------------------

                            ----------------------------------------------------

            b. If any Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

                  1.    (X) N/A.
                  2.    ( ) In  any  Limitation   Year,  the  Annual   Additions
                            credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the limitation year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4.4(a)(4) of the Plan.
                  3.    ( ) Provide the method  under  which the Plans  involved
                            will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                            ----------------------------------------------------

                            ----------------------------------------------------

El0 DISTRIBUTIONS UPON DEATH (Plan Section 5.6(h)) Distributions upon the death of a Participant prior to receiving any benefits shall . .
             .

            a.    (X) be made  pursuant to the  election of the  Participant  or beneficiary.
            b.    ( ) begin within 1 year of death for a designated  beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the time the Participant would have attained age 70 1/2.
            c.    ( ) be made within 5 years of death for all beneficiaries.
            d.    ( ) other
                           -----------------------------------------------------

Ell LIFE EXPECTANCIES (Plan Section 5.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall . . .

            a.    (X) be recalculated at the Participant's election.
            b.    ( ) be recalculated.
            c.    ( ) not be recalculated.

El2 CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION Distributions upon termination of employment pursuant to Section 5.4(a) of the Plan shall not be made unless the following conditions have been satisfied:

            a.    (X) N/A. Immediate  distributions may be made at Participant's election.
            b.    ( ) The  Participant  has  incurred          1-Year  Break(s)
                      in  Service.                    ----------
            c.    ( ) The  Participant  has  reached  his or her Early or Normal
                      Retirement Age.
            d.    ( ) Distributions  may be made at the  Participant' s election on or after the Anniversary Date following termination of employment.
            e.    ( ) Other
                           -----------------------------------------------------

El3 FORM OF DISTRIBUTIONS (Plan Sections 5.5 and 5.6) Distributions under the Plan may be made . . .

            a.    1. (X) in lump sums.
                  2. ( ) in lump sums or installments.

            b.    AND, pursuant to Plan Section 5.13,

                  1.    ( ) no annuities are allowed  (avoids Joint and Survivor
                            rules).
                  2.    (X) annuities  are allowed  (Plan Section 5.13 shall not
                            apply).

            NOTE: b.1.  above may not be  elected if this is an  amendment  to a plan which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

TOP HEAVY REQUIREMENTS

F1 TOP HEAVY DUPLICATIONS (Plan Section 4.3 (i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplications of top heavy minimum benefits.

            a.    (X) The Employer does not maintain a Defined Benefit Plan.
            b.    ( ) A  minimum,  non-integrated  contribution  of 5%  of  each
                      Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (The Defined Benefit and Defined Contribution Fractions will be computed using 100% if this choice is selected.)
            c.    ( ) A minimum,  non-integrated  contribution of 7 1/2% of each
                      Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (If this choice is selected, the Defined Benefit and Defined Contribution Fractions will be computed using 125% for all Plan Years in which the Plan is Top Heavy, but not Super Top Heavy.)
            d.    ( ) Specify the method  under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code
                      Section 415(e).

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

F2 PRESENT VALUE OF ACCRUED BENEFIT (Plan Section 2.2) for Top Heavy purposes where the Employer maintains a Defined Benefit Plan in addition to this Plan, shall be based on . . .

            a.    (X) N/A.  The  Employer  does not  maintain a defined  benefit plan.

            b.    ( ) Interest Rate:
                                    --------------------------------------------

                      Mortality Table:
                                      ------------------------------------------

F3 TOP HEAVY DUPLICATIONS: Employer maintaining two (2) or more Defined Contribution Plans.

            a.    ( ) N/A.
            b.    (X) A  minimum,  non-integrated  contribution  of 3%  of  each
                      Non-Key Employee's total Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code
                      Section 412), where the Employer maintains two (2) or more non-paired Defined Contribution Plans.
            c.    ( ) Specify the method  under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code
                      Section 415(e).

MISCELLANEOUS

G1          LOANS TO PARTICIPANTS (Plan Section 6.4)

            a.    (X) Yes,  loans  may be  made  up to  $50,000  or  1/2  Vested interest.

            b.    ( ) No, loans may not be made.

            If YES, (Check all that apply). . .

            c.    (X) loans shall be treated as a Directed Investment.
            d.    ( ) loans  shall  only  be  made  for  hardship  or  financial necessity.
            e.    (X) the minimum loan shall be $1,000.
            f.    ( ) $10,000 de minimis loans may be made  regardless of Vested interest. (If selected, plan may need security in addition to Vested interest)

            NOTE: Department  of Labor  Regulations  require  the  adoption of a separate written loan program setting forth the requirements outlined in Plan Section 6.4.

G2 DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.8) are permitted for the interest in any one or more accounts.

            a.    (X) Yes,  regardless of the  Participant's  Vested interest in the Plan.
            b.    ( ) Yes, but only with respect to the Participant's Voluntary,
                      Rollover and Elective Contributions.
            c.    ( ) Yes, but only with respect to the Participant's Voluntary,
                      Rollover, Matching and Elective Contributions.
            d.    ( ) No directed investments are permitted.

G3          TRANSFERS FROM QUALIFIED PLANS (Plan Section 4.6)

            a.    (X) Yes,  transfers from qualified  plans (and rollovers) will be allowed.
            b.    ( ) No,  transfers from qualified  plans (and  rollovers) will not be allowed.

            AND, transfers shall be permitted. . .

            c.    ( ) from any Employee, even if not a Participant.
            d.    (X) from Participants only.

G4          EMPLOYEES' VOLUNTARY CONTRIBUTIONS (Plan Section 4.7)

            a.    (X) Yes,  Voluntary  Contributions  are allowed subject to the limits of Section 4.9.

            b.    ( ) No, Voluntary Contributions will not be allowed.

            NOTE: TRA   '86   subjects   Voluntary   Contributions   to   strict
                  discrimination rules.

G5          HARDSHIP DISTRIBUTIONS (Plan Section 5.11 and 10.8)

            a. Beginning with: (i) the Effective Date with respect to a new Plan and (ii) the amended and restated effective date with respect to an existing Plan.

            1.    (X) Yes,  from  Vested  account  balance  from  the  following accounts:

                  (X)   Elective Account
                  (X)   Non-Elective Account
                  (X)   Rollover Account

            2.    ( ) No.

            NOTE: Distributions  from  a  Participant's   Elective  Account  are
                  limited to the portion of such account attributable to such Participant's Deferred Compensation and earnings attributable thereto up to December 31, 1988. Also hardship distributions are not permitted from a Participant's Qualified Non-Elective Account.

            b.    (X) Prior to the current  amended and restated  effective date of the Plan, but on and after the later of the Effective Date of the Plan or January 1, 1989, hardship
                                                 -------------------
                      distributions were made according to the provisions of (check one):

                      1.    (X) Final  Regulations  1.401(k)-l(d)(2)(ii)(A)  and
                                1.401(k)-l(d)(2)(iii)(A), issued August 8, 1988.
                                Certain revisions to these standards permitted by August 25, 1991 final 401(k) Regulations may have been reflected during a portion of this time period; or

                      2.    ( ) Final  Regulations  1.401(k)-l(d)(2)(ii)(B)  and
                                1.401(k)-l(d)(2)(iii)(B)            (safe-harbor
                                standards), issued August 8, 1988. Certain revisions to these standards permitted by August 15, 1991 final 401(k) Regulations may have been reflected during a portion of this time period.

                      NOTE: Complete the blank with the actual  operational date on which the Plan complied with the August 8, 1988 final 401(k) Regulations on hardship withdrawal standards, which date was between August 8, 1988 and April 1, 1989, inclusive.

G6          PRE-RETIREMENT DISTRIBUTION (Plan Section 5.10)

            a.    (X) If  a  Participant  has  reached   the  age   of  59  1/2,
                                                                      ---------
                      distributions may be made, at the Participant's election, from the following Vested accounts without requiring the Participant to terminate employment:

                  (X)   Elective Account
                  ( )   Qualified Non-Elective Account
                  (X)   Non-Elective Account
                  (X)   Rollover Account
                  ( )   All Accounts

            b.    ( ) No pre-retirement distribution may be made.

            NOTE: Distributions  from  a  Participant's   Elective  Account  and
                  Qualified Non-Elective Account are not permitted prior to age 59 1/2.

The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the plan is qualified under Code Section 410. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

This Adoption Agreement may be used only in conjunction with basic Plan document #03. This Adoption Agreement and the basic Plan document shall together be known as Mutual Life Insurance Company of New York Non-Standardized 401(k) Profit Sharing Plan #03-005.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

Mutual Life Insurance Company of New York will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by Mutual Life Insurance Company of New York or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify Mutual Life Insurance Company of New York of any change in address.

IN WITNESS WHEREOF, THE Employer and Trustee hereby cause this Plan to be executed on this 9th day of June, 1994. Furthermore, this Plan may not be used
                 ---        ----    --
unless acknowledged by Mutual Life Insurance Company of New York or its authorized representative.

EMPLOYER:

  North Va11ey Bancorp                                Rudy V. Balma
---------------------------                       ------------------------
      (enter name)                                       TRUSTEE

By: Donald V. Carter                                  Bill G. Minton
   ------------------------                       ------------------------
                                                         TRUSTEE

PARTICIPATING EMPLOYER:                              Thomas J. Ludden
                                                  ------------------------
                                                         TRUSTEE

 North Valley Bank                   [ ]     Trustee appears on a Separate Trust
---------------------------                  Agreement   attached  to  the  Plan
      (enter name)                           pursuant  to  B6  of  the  Adoption
                                             Agreement.

By:  Donald V. Carter                                        OR
   ------------------------

 Bank Processing, Inc.               [X]     The Plan assets are invested solely
---------------------------                  in   group  annuity  contracts  and
      (enter name)                           therefore  there is  no Trustee and
                                             the  terms  of  the  Contract will
                                             apply.
By:   Donald V. Carter
   ------------------------

This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of Mutual Life Insurance Company of New York has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

Mutual Life Insurance Company of New York

By:   [signature illegible]
   -------------------------------

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name                   North Valley Bancorp
         -----------------------------------------------------------------------

Address                P.O. Box 994630
         -----------------------------------------------------------------------

                       Redding,   CA 96099
         -----------------------------------------------------------------------

Telephone (914) 221-7010
               -----------------------------------------------------------------